IAI Investment Funds, VI, Inc.
                                                              File No. 33-40496



                       SUPPLEMENT DATED FEBRUARY 16, 1999
                     TO THE PROSPECTUS DATED AUGUST 1, 1998
                                       OF
                                IAI BALANCED FUND


             MANAGEMENT OF FUND INVESTMENTS IN RESTRICTED SECURITIES

The following replaces the disclosure on page 16 of the Fund's current Prospectus, and the Prospectus Supplement dated September 30, 1998, concerning the management of Fund's investments in restricted securities:

Curt McLeod is responsible for Fund investments in restricted securities, including equity and limited partnership interests in privately-held companies and investment partnerships. Mr. McLeod is an IAI Vice President and equity portfolio manager. Prior to joining IAI in 1997, Mr. McLeod had been a portfolio manager with Piper Jaffray, Inc. since 1986.

         MANAGEMENT OF FUND INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS

The following replaces the disclosure on pages 16 of the Fund's current Prospectus concerning the management of Fund investments in securities of foreign issuers:

Hilary Fane has responsibility for the Fund's investments in securities of foreign issuers. Ms. Fane is IAI International's Deputy Chief Investment Officer, Director of European Investments, and a member of its Board of Directors. Ms. Fane has served as a portfolio manager since joining IAI International in 1985.